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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97544 and 333-33294) of Microfield Group, Inc., of our report dated May 19, 2004 relating to the financial statements as of and for the year ended January 3, 2004, which appears in this Form 10-KSB.


/s/ PRICEWATERHOUSECOOPERS, LLP
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Portland, Oregon
May 18, 2005



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